UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 24, 2003


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-19684                  57-0925911
         --------                     -------                  ----------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)             Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

        Not applicable.

Item 2. Acquisition or Disposition of Assets

        Not applicable.

Item 3. Bankruptcy or Receivership

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5. Other Events

        Not applicable.

Item 6. Resignations of Registrant's Directors

        Not applicable.

Item 7. Financial Statements and Exhibits

        (a)      Financial statements of businesses acquired:  Not applicable

        (b)      Pro forma financial information:  Not applicable

        (c)      Exhibits:

                 Exhibit 99.1  Registrant's press release dated April 24, 2003

Item 8. Change in Fiscal Year

        Not applicable.

Item 9. Regulation FD Disclosure

     On April 24, 2003, the Registrant issued a press release announcing its earnings for the second quarter of fiscal year 2003, which ended on March 31, 2003. A copy of the press release, which is attached as Exhibit 99.1, is furnished under Item 12 of Form 8-K.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

         Not applicable.

Item 11. Temporary  Suspension of Trading Under  Registrant's  Employee Benefit
         Plans

         Not applicable.

Item 12. Results of Operations and Financial Condition

         Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COASTAL FINANCIAL CORPORATION



Dated:    April 24, 2003          By:      /s/Michael C. Gerald
                                           -------------------------------------
                                           Michael C. Gerald
                                           President and Chief Executive Officer